Summary Prospectus Supplement	January 17, 2018

Putnam Growth Opportunities Fund
Summary prospectus dated November 30, 2017

The section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Richard Bodzy, Portfolio Manager, portfolio manager of the fund since 2017

Assistant portfolio manager
Samuel Cox, Portfolio Manager, assistant portfolio manager of the fund since 2018

Sub-advisor
Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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